Exhibit 99.2

Genworth Financial

SECOND QUARTER FINANCIAL SUPPLEMENT

JUNE 30, 2007

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Dear Investor,

You will note that this second quarter supplement has some new disclosures in an effort to provide additional transparency into our financial trends. In U.S. Mortgage Insurance, we added additional metrics reflecting growth, loss, and portfolio quality. In Payment Protection, we have added regional sales data, and finally, we added details to our residential mortgage-backed and asset-backed securities investment holdings backed by sub-prime loans on page 55.

In addition, a reminder that the sale of our group life and health insurance business was final as of May 31, 2007.

Once again, thank you for your continued interest in Genworth Financial and please feel free to call one of us with any questions or comments.

Regards,

Alicia Charity

Vice President

Investor Relations

804-662-2248

Linnea Olsen

Director

Investor Relations

804-662-2536

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income.” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income. We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) are the result of credit-related impairments and credit-related gains and losses, the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income in accordance with GAAP, we believe that net operating income, and measures that are derived from or incorporate net operating income, are appropriate measures that are useful to investors because they identify the income attributable to the ongoing operations of the business. However, net operating income should not be viewed as a substitute for GAAP net income. In addition, the company’s definition of net operating income may differ from the definitions used by other companies. The table on page 8 of this report reflects net operating income (loss) as determined in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income for the three and six months ended June 30, 2007 and 2006. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 58 through 62 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management,” “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross flow and net flows, which represent gross flows less redemptions, for our managed money business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for payment protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums net of cancellations for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our managed money business, insurance in-force and risk in-force. Assets under management for our managed money business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international mortgage insurance and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international mortgage insurance and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for our managed money business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of our business at a specific date, rather than a measure of the company’s revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2007		2006
	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$12,424	$12,197	$12,173	$12,143	$11,977	$11,738
Total accumulated other comprehensive income	550	1,111	1,157	1,166	233	740

Total stockholders’ equity	$12,974	$13,308	$13,330	$13,309	$12,210	$12,478

Book value per common share	$29.31	$30.43	$30.09	$29.44	$26.84	$27.37
Book value per common share, excluding accumulated other comprehensive income	$28.07	$27.89	$27.48	$26.86	$26.33	$25.74
Common shares outstanding as of balance sheet date	442.6	437.4	443.0	452.1	454.9	456.0

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
GAAP Basis ROE	11.4%	10.9%	11.1%	10.6%	10.8%
Operating ROE	11.0%	11.0%	11.0%	10.6%	10.7%
	Three months ended
Quarterly Average ROE	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
GAAP Basis ROE	12.6%	10.6%	12.3%	10.1%	10.7%
Operating ROE	11.4%	11.2%	11.7%	9.9%	11.1%
See page 59 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended June 30, 2007	Six months ended June 30, 2007
Weighted-average shares used in basic earnings per common share calculations	439.4	440.2
Dilutive securities:
Stock purchase contracts underlying equity units(1)	4.3	6.3
Stock options, restricted stock units and stock appreciation rights	5.3	5.5

Weighted-average shares used in diluted earnings per common share calculations	449.0	452.0

(1)

In May 2007, we issued 25.5 million shares in connection with the senior notes included in our Equity Units. On May 18, 2007, we entered into an accelerated stock repurchase agreement to purchase 16.5 million shares of our common stock for an initial aggregate purchase price of $600 million. The senior notes included in our Equity Units remained dilutive through these dates.

Second Quarter Results

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Income

(amounts in millions)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
REVENUES:
Premiums	$1,549	$1,480	$3,060	$2,851
Net investment income	1,024	940	2,008	1,852
Net investment gains (losses)	(51)	(49)	(70)	(71)
Insurance and investment product fees and other	243	200	477	381

Total revenues	2,765	2,571	5,475	5,013

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,090	978	2,157	1,893
Interest credited	391	378	776	750
Acquisition and operating expenses, net of deferrals	495	483	984	919
Amortization of deferred acquisition costs and intangibles	207	197	420	361
Interest expense	124	88	231	170

Total benefits and expenses	2,307	2,124	4,568	4,093

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	458	447	907	920
Provision for income taxes	137	141	272	292
Effective tax rate	29.9%	31.5%	30.0%	31.7%

INCOME FROM CONTINUING OPERATIONS	321	306	635	628
Income from discontinued operations, net of taxes	6	11	16	19
Gain on sale of discontinued operations, net of taxes	60	—	60	—

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	387	317	711	647
Cumulative effect of accounting change, net of taxes	—	—	—	4

NET INCOME	$387	$317	$711	$651

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Retirement and Protection:
Managed Money	$11	$6	$21	$8
Retirement Income	43	38	89	87
Institutional	10	13	24	23
Life Insurance	75	77	153	151
Long-Term Care Insurance	41	37	78	80

Total Retirement and Protection	180	171	365	349
International:
International Mortgage Insurance—Canada	59	51	114	97
—Australia	44	35	80	65
—Other	4	4	7	5
Payment Protection Insurance	35	29	64	54

Total International	142	119	265	221
U.S. Mortgage Insurance	66	72	131	144
Corporate and Other	(37)	(34)	(70)	(49)

NET OPERATING INCOME(1)	351	328	691	665
ADJUSTMENTS TO NET OPERATING INCOME:
Income from discontinued operations, net of taxes	6	11	16	19
Gain on sale of discontinued operations, net of taxes	60	—	60	—
Net investment gains (losses), net of taxes and other adjustments	(30)	(22)	(42)	(37)
Expenses related to reorganization, net of taxes	—	—	(14)	—
Cumulative effect of accounting change, net of taxes	—	—	—	4

NET INCOME	$387	$317	$711	$651

Earnings Per Share Data:
Earnings per common share
Basic	$0.88	$0.70	$1.61	$1.41
Diluted	$0.86	$0.68	$1.57	$1.37
Net operating earnings per common share
Basic	$0.80	$0.72	$1.57	$1.44
Diluted	$0.78	$0.70	$1.53	$1.40
Shares outstanding
Basic	439.4	455.8	440.2	461.3
Diluted	449.0	468.3	452.0	473.9

(1)

Represents income or loss of our operating segments: Retirement and Protection, International and U.S. Mortgage Insurance, as well as our Corporate and Other activities. The separate financial information of each segment is presented consistently with the manner in which our chief operating decision maker evaluates segment performance and allocates resources in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information. See Use of Non-GAAP measures for additional information.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,549	$1,511	$3,060	$1,446	$1,505	$1,480	$1,371	$5,802
Net investment income	1,024	984	2,008	1,003	932	940	912	3,787
Net investment gains (losses)	(51)	(19)	(70)	8	(6)	(49)	(22)	(69)
Insurance and investment product fees and other	243	234	477	200	184	200	181	765

Total revenues	2,765	2,710	5,475	2,657	2,615	2,571	2,442	10,285

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,090	1,067	2,157	1,050	1,061	978	915	4,004
Interest credited	391	385	776	388	382	378	372	1,520
Acquisition and operating expenses, net of deferrals	495	489	984	446	493	483	436	1,858
Amortization of deferred acquisition costs and intangibles	207	213	420	165	160	197	164	686
Interest expense	124	107	231	107	87	88	82	364

Total benefits and expenses	2,307	2,261	4,568	2,156	2,183	2,124	1,969	8,432

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	458	449	907	501	432	447	473	1,853
Provision for income taxes	137	135	272	140	138	141	151	570

INCOME FROM CONTINUING OPERATIONS	321	314	635	361	294	306	322	1,283
Income from discontinued operations, net of taxes	6	10	16	12	10	11	8	41
Gain on sale of discontinued operations, net of taxes	60	—	60	—	—	—	—	—

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	387	324	711	373	304	317	330	1,324
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	4	4

NET INCOME	$387	$324	$711	$373	$304	$317	$334	$1,328

Earnings Per Share Data:
Earnings from continuing operations per common share
Basic	$0.73	$0.71	$1.44	$0.81	$0.65	$0.67	$0.69	$2.81
Diluted	$0.72	$0.69	$1.41	$0.78	$0.63	$0.66	$0.67	$2.73
Earnings per common share
Basic	$0.88	$0.74	$1.61	$0.83	$0.67	$0.70	$0.72	$2.91
Diluted	$0.86	$0.71	$1.57	$0.81	$0.65	$0.68	$0.70	$2.83
Shares outstanding
Basic	439.4	441.0	440.2	447.4	453.8	455.8	467.0	455.9
Diluted	449.0	455.0	452.0	460.7	467.2	468.3	479.5	469.4

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Retirement and Protection:
Managed Money	$11	$10	$21	$7	$5	$6	$2	$20
Retirement Income	43	46	89	49	39	38	49	175
Institutional	10	14	24	10	9	13	10	42
Life Insurance	75	78	153	83	79	77	74	313
Long-Term Care Insurance	41	37	78	35	38	37	43	153

Total Retirement and Protection	180	185	365	184	170	171	178	703
International:
International Mortgage Insurance—Canada	59	55	114	57	54	51	46	208
—Australia	44	36	80	46	26	35	30	137
—Other	4	3	7	4	1	4	1	10
Payment Protection Insurance	35	29	64	33	26	29	25	113

Total International	142	123	265	140	107	119	102	468
U.S. Mortgage Insurance	66	65	131	62	53	72	72	259
Corporate and Other	(37)	(33)	(70)	(31)	(33)	(34)	(15)	(113)

NET OPERATING INCOME	351	340	691	355	297	328	337	1,317
ADJUSTMENTS TO NET OPERATING INCOME:
Income from discontinued operations, net of taxes	6	10	16	12	10	11	8	41
Gain on sale of discontinued operations, net of taxes	60	—	60	—	—	—	—	—
Net investment gains (losses), net of taxes and other adjustments	(30)	(12)	(42)	6	(3)	(22)	(15)	(34)
Expenses related to reorganization, net of taxes	—	(14)	(14)	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	4	4

NET INCOME	$387	$324	$711	$373	$304	$317	$334	$1,328

Earnings Per Share Data:
Earnings per common share
Basic	$0.88	$0.74	$1.61	$0.83	$0.67	$0.70	$0.72	$2.91
Diluted	$0.86	$0.71	$1.57	$0.81	$0.65	$0.68	$0.70	$2.83
Net operating earnings per common share
Basic	$0.80	$0.77	$1.57	$0.79	$0.65	$0.72	$0.72	$2.89
Diluted	$0.78	$0.75	$1.53	$0.77	$0.64	$0.70	$0.70	$2.81
Shares outstanding
Basic	439.4	441.0	440.2	447.4	453.8	455.8	467.0	455.9
Diluted	449.0	455.0	452.0	460.7	467.2	468.3	479.5	469.4

This Page Left Intentionally Blank

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$55,567	$55,113	$54,684	$53,516	$51,554
Equity securities available-for-sale, at fair value	201	200	197	192	187
Commercial mortgage loans	8,798	8,508	8,357	8,182	8,072
Policy loans	1,635	1,494	1,489	1,493	1,480
Other invested assets	3,445	3,762	3,846	3,050	1,840

Total investments	69,646	69,077	68,573	66,433	63,133
Cash and cash equivalents	2,956	2,250	2,436	2,296	2,346
Accrued investment income	697	810	742	751	653
Deferred acquisition costs	6,677	6,320	6,183	6,026	5,905
Intangible assets	845	802	831	877	936
Goodwill	1,601	1,604	1,602	1,353	1,351
Reinsurance recoverable	16,658	16,746	16,783	16,907	17,035
Other assets	892	808	864	1,193	760
Separate account assets	11,976	11,216	10,875	10,084	9,625
Assets associated with discontinued operations	—	1,925	1,982	1,927	1,902

Total assets	$111,948	$111,558	$110,871	$107,847	$103,646

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets—(Continued)

(amounts in millions)

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$64,062	$63,477	$63,299	$62,777	$62,802
Liability for policy and contract claims	3,286	3,216	3,114	2,971	2,882
Unearned premiums	5,073	4,422	4,229	4,179	3,955
Other policyholder liabilities	354	375	385	454	423
Other liabilities	5,567	5,702	5,709	5,111	3,596
Non-recourse funding obligations	3,555	2,765	2,765	2,450	2,150
Short-term borrowings	199	250	199	295	295
Long-term borrowings	3,755	3,932	3,921	3,330	3,341
Mandatorily redeemable preferred stock	100	100	100	100	100
Deferred tax liability	1,047	1,384	1,522	1,411	897
Separate account liabilities	11,976	11,216	10,875	10,084	9,625
Liabilities associated with discontinued operations	—	1,411	1,423	1,376	1,370

Total liabilities	98,974	98,250	97,541	94,538	91,436

Stockholders’ equity:
Common stock	1	—	—	—	—
Additional paid-in capital	11,429	10,785	10,759	10,737	10,713

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	(181)	418	435	437	(312)
Derivatives qualifying as hedges	159	309	375	377	212
Foreign currency translation and other adjustments	572	384	347	352	333

Total accumulated other comprehensive income (loss)	550	1,111	1,157	1,166	233
Retained earnings	3,492	3,145	2,914	2,581	2,317
Treasury stock, at cost	(2,498)	(1,733)	(1,500)	(1,175)	(1,053)

Total stockholders’ equity	12,974	13,308	13,330	13,309	12,210

Total liabilities and stockholders’ equity	$111,948	$111,558	$110,871	$107,847	$103,646

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2007
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
ASSETS
Cash and investments	$58,194	$8,756	$3,173	$3,176	$73,299
Deferred acquisition costs and intangible assets	7,880	1,109	91	43	9,123
Reinsurance recoverable	16,567	86	5	—	16,658
Other assets	247	263	101	281	892
Separate account assets	11,976	—	—	—	11,976

Total assets	$94,864	$10,214	$3,370	$3,500	$111,948

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$64,025	$37	$—	$—	$64,062
Liability for policy and contract claims	2,551	462	270	3	3,286
Unearned premiums and other policyholder liabilities	839	4,533	48	7	5,427
Non-recourse funding obligations	3,555	—	—	—	3,555
Deferred tax and other liabilities	2,971	1,224	115	2,304	6,614
Borrowing and capital securities	—	—	—	4,054	4,054
Separate account liabilities	11,976	—	—	—	11,976

Total liabilities	85,917	6,256	433	6,368	98,974

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income	8,978	3,418	2,909	(2,881)	12,424
Allocated accumulated other comprehensive income (loss)	(31)	540	28	13	550

Total stockholders’ equity	8,947	3,958	2,937	(2,868)	12,974

Total liabilities and stockholders’ equity	$94,864	$10,214	$3,370	$3,500	$111,948

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment—(Continued)

(amounts in millions)

	March 31, 2007
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
ASSETS
Cash and investments	$57,671	$7,827	$3,139	$3,500	$72,137
Deferred acquisition costs and intangible assets	7,648	955	86	37	8,726
Reinsurance recoverable	16,660	81	5	—	16,746
Other assets	210	227	97	274	808
Separate account assets	11,216	—	—	—	11,216
Assets associated with discontinued operations	—	—	—	1,925	1,925

Total assets	$93,405	$9,090	$3,327	$5,736	$111,558

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,440	$36	$—	$1	$63,477
Liability for policy and contract claims	2,533	428	251	4	3,216
Unearned premiums and other policyholder liabilities	868	3,885	42	2	4,797
Non-recourse funding obligations	2,765	—	—	—	2,765
Deferred tax and other liabilities	3,167	1,106	132	2,681	7,086
Borrowing and capital securities	—	—	—	4,282	4,282
Separate account liabilities	11,216	—	—	—	11,216
Liabilities associated with discontinued operations	—	—	—	1,411	1,411

Total liabilities	83,989	5,455	425	8,381	98,250

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income	8,846	3,207	2,841	(2,697)	12,197
Allocated accumulated other comprehensive income (loss)	570	428	61	52	1,111

Total stockholders’ equity	9,416	3,635	2,902	(2,645)	13,308

Total liabilities and stockholders’ equity	$93,405	$9,090	$3,327	$5,736	$111,558

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Deferred Acquisition Costs Rollforward
Unamortized balance as of March 31, 2007	$5,440	$805	$60	$—	$6,305
Costs deferred	216	212	11	—	439
Amortization, net of interest accretion(1)	(82)	(83)	(8)	—	(173)
Impact of foreign currency translation	—	19	—	—	19

Unamortized balance as of June 30, 2007	5,574	953	63	—	6,590
Effect of accumulated net unrealized investment gains (losses)	87	—	—	—	87

Balance as of June 30, 2007	$5,661	$953	$63	$—	$6,677

(1)	Amortization, net of interest accretion, includes $(4) million of amortization related to net investment gains (losses) for our investment contracts.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other
Three months ended June 30, 2007	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance - Canada	Mortgage Insurance - Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$151	$—	$238	$498	$887	$94	$72	$29	$314	$509	$148	$5	$1,549
Net investment income	1	315	167	164	213	860	31	31	7	44	113	36	15	1,024
Net investment gains (losses)	—	(22)	(6)	(7)	(10)	(45)	—	(2)	(1)	(2)	(5)	—	(1)	(51)
Insurance and investment product fees and other	81	46	—	95	5	227	—	—	—	7	7	10	(1)	243

Total revenues	82	490	161	490	706	1,929	125	101	35	363	624	194	18	2,765

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	221	—	202	494	917	16	34	11	51	112	60	1	1,090
Interest credited	—	142	149	62	38	391	—	—	—	—	—	—	—	391
Acquisition and operating expenses, net of deferrals	65	37	2	31	87	222	15	13	18	183	229	34	10	495
Amortization of deferred acquisition costs and intangibles	—	41	1	36	34	112	5	5	1	75	86	8	1	207
Interest expense	—	1	—	50	—	51	—	—	—	10	10	—	63	124

Total benefits and expenses	65	442	152	381	653	1,693	36	52	30	319	437	102	75	2,307

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17	48	9	109	53	236	89	49	5	44	187	92	(57)	458
Provision (benefit) for income taxes	6	16	3	39	19	83	30	7	1	10	48	26	(20)	137

INCOME (LOSS) FROM CONTINUING OPERATIONS	11	32	6	70	34	153	59	42	4	34	139	66	(37)	321

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	11	4	5	7	27	—	2	—	1	3	—	—	30

NET OPERATING INCOME (LOSS)	$11	$43	$10	$75	$41	$180	$59	$44	$4	$35	$142	$66	$(37)	$351

Effective tax rate (operating income)(1)	36.6%	33.4%	35.1%	35.3%	35.8%	35.0%	33.3%	14.9%	21.2%	23.3%	25.7%	28.2%	34.1%	30.3%

(1)

The operating income effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ with the operating income effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment—(Continued)

(amount in million)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other
Three months ended June 30, 2006	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance- Canada	Mortgage Insurance- Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$200	$—	$226	$458	$884	$72	$57	$22	$322	$473	$116	$7	$1,480
Net investment income	1	341	145	146	184	817	26	17	5	23	71	37	15	940
Net investment gains (losses)	—	(42)	(3)	(1)	(1)	(47)	—	—	—	—	—	1	(3)	(49)
Insurance and investment product fees and other	46	38	—	86	8	178	5	—	—	7	12	8	2	200

Total revenues	47	537	142	457	649	1,832	103	74	27	352	556	162	21	2,571

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	267	—	171	435	873	5	17	4	54	80	24	1	978
Interest credited	—	159	123	60	36	378	—	—	—	—	—	—	—	378
Acquisition and operating expenses, net of deferrals	39	39	2	35	93	208	19	9	16	182	226	34	15	483
Amortization of deferred acquisition costs and intangibles	—	40	—	38	28	106	3	2	1	77	83	7	1	197
Interest expense	—	1	—	34	—	35	—	—	—	—	—	—	53	88

Total benefits and expenses	39	506	125	338	592	1,600	27	28	21	313	389	65	70	2,124

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	8	31	17	119	57	232	76	46	6	39	167	97	(49)	447
Provision (benefit) for income taxes	2	11	6	43	21	83	25	11	2	10	48	24	(14)	141

INCOME (LOSS) FROM CONTINUING OPERATIONS	6	20	11	76	36	149	51	35	4	29	119	73	(35)	306

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	18	2	1	1	22	—	—	—	—	—	(1)	1	22

NET OPERATING INCOME (LOSS)	$6	$38	$13	$77	$37	$171	$51	$35	$4	$29	$119	$72	$(34)	$328

Effective tax rate (operating income)	38.0%	34.4%	35.4%	36.6%	35.8%	35.8%	32.3%	26.0%	25.5%	27.2%	29.1%	25.2%	31.1%	31.9%

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment—(Continued)

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other
Six Months Ended June 30, 2007	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance - Canada	Mortgage Insurance - Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$305	$—	$473	$983	$1,761	$177	$140	$51	$634	$1,002	$285	$12	$3,060
Net investment income	2	639	333	321	409	1,704	60	53	12	76	201	73	30	2,008
Net investment gains (losses)	—	(31)	(11)	(7)	(15)	(64)	—	(2)	(1)	(2)	(5)	—	(1)	(70)
Insurance and investment product fees and other	156	90	—	188	12	446	—	1	—	12	13	17	1	477

Total revenues	158	1,003	322	975	1,389	3,847	237	192	62	720	1,211	375	42	5,475

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	453	—	398	974	1,825	29	65	16	109	219	112	1	2,157
Interest credited	—	287	290	122	77	776	—	—	—	—	—	—	—	776
Acquisition and operating expenses, net of deferrals	125	71	5	62	171	434	28	25	36	364	453	66	31	984
Amortization of deferred acquisition costs and intangibles	—	86	1	68	61	216	9	10	2	152	173	16	15	420
Interest expense	—	2	—	92	—	94	1	—	—	13	14	—	123	231

Total benefits and expenses	125	899	296	742	1,283	3,345	67	100	54	638	859	194	170	4,568

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	33	104	26	233	106	502	170	92	8	82	352	181	(128)	907
Provision (benefit) for income taxes	12	32	9	85	38	176	56	14	1	19	90	50	(44)	272

INCOME (LOSS) FROM CONTINUING OPERATIONS	21	72	17	148	68	326	114	78	7	63	262	131	(84)	635
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	17	7	5	10	39	—	2	—	1	3	—	—	42
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	14	14

NET OPERATING INCOME (LOSS)	$21	$89	$24	$153	$78	$365	$114	$80	$7	$64	$265	$131	$(70)	$691

Effective tax rate (operating income)	36.5%	31.5%	35.3%	36.2%	35.9%	35.0%	33.0%	15.2%	14.6%	23.1%	25.5%	27.7%	33.9%	30.4%

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment—(Continued)

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other
Six Months Ended June 30, 2006	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance - Canada	Mortgage Insurance - Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$380	$—	$447	$883	$1,710	$140	$108	$34	$613	$895	$232	$14	$2,851
Net investment income	1	674	277	284	358	1,594	51	33	9	45	138	72	48	1,852
Net investment gains (losses)	—	(49)	(5)	(1)	3	(52)	1	—	—	—	1	1	(21)	(71)
Insurance and investment product fees and other	87	74	—	169	13	343	8	—	—	13	21	13	4	381

Total revenues	88	1,079	272	899	1,257	3,595	200	141	43	671	1,055	318	45	5,013

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	508	—	354	831	1,693	16	31	6	102	155	43	2	1,893
Interest credited	—	323	237	120	70	750	—	—	—	—	—	—	—	750
Acquisition and operating expenses, net of deferrals	76	72	4	71	174	397	35	18	27	354	434	67	21	919
Amortization of deferred acquisition costs and intangibles	—	76	—	59	54	189	5	6	2	142	155	15	2	361
Interest expense	—	2	—	59	—	61	—	—	—	—	—	—	109	170

Total benefits and expenses	76	981	241	663	1,129	3,090	56	55	35	598	744	125	134	4,093

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	12	98	31	236	128	505	144	86	8	73	311	193	(89)	920
Provision (benefit) for income taxes	4	34	11	86	46	181	47	21	3	19	90	48	(27)	292

	8	64	20	150	82	324	97	65	5	54	221	145	(62)	628
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

INCOME (LOSS) FROM CONTINUING OPERATIONS	8	64	20	150	82	324	97	65	5	54	221	145	(58)	632
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	23	3	1	(2)	25	—	—	—	—	—	(1)	13	37
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

NET OPERATING INCOME (LOSS)	$8	$87	$23	$151	$80	$349	$97	$65	$5	$54	$221	$144	$(49)	$665

Effective tax rate (operating income)	37.0%	34.6%	35.4%	36.5%	35.8%	35.8%	32.3%	26.1%	25.6%	26.5%	29.1%	25.0%	29.8%	32.0%

Retirement and Protection

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement and Protection

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$887	$874	$1,761	$861	$923	$884	$826	$3,494
Net investment income	860	844	1,704	840	803	817	777	3,237
Net investment gains (losses)	(45)	(19)	(64)	(6)	(6)	(47)	(5)	(64)
Insurance and investment product fees and other	227	219	446	189	166	178	165	698

Total revenues	1,929	1,918	3,847	1,884	1,886	1,832	1,763	7,365

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	917	908	1,825	893	935	873	820	3,521
Interest credited	391	385	776	388	382	378	372	1,520
Acquisition and operating expenses, net of deferrals	222	212	434	207	203	208	189	807
Amortization of deferred acquisition costs and intangibles	112	104	216	103	76	106	83	368
Interest expense	51	43	94	43	36	35	26	140

Total benefits and expenses	1,693	1,652	3,345	1,634	1,632	1,600	1,490	6,356

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	236	266	502	250	254	232	273	1,009
Provision for income taxes	83	93	176	68	87	83	98	336

INCOME FROM CONTINUING OPERATIONS	153	173	326	182	167	149	175	673

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	27	12	39	2	3	22	3	30

NET OPERATING INCOME	$180	$185	$365	$184	$170	$171	$178	$703

Effective tax rate (operating income)	35.0%	35.0%	35.0%	26.6%	34.5%	35.8%	35.8%	33.3%

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income, Sales and Assets Under Management—Managed Money

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1	1	2	1	—	1	—	2
Net investment gains (losses)	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	81	75	156	64	46	46	41	197

Total revenues	82	76	158	65	46	47	41	199

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	65	60	125	53	38	39	37	167
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	65	60	125	53	38	39	37	167

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17	16	33	12	8	8	4	32
Provision for income taxes	6	6	12	5	3	2	2	12

INCOME FROM CONTINUING OPERATIONS	11	10	21	7	5	6	2	20

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$11	$10	$21	$7	$5	$6	$2	$20

Effective tax rate (operating income)	36.6%	36.4%	36.5%	37.6%	36.9%	38.0%	35.5%	37.2%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,427	$1,400	$2,827	$984	$373	$417	$299	$2,073
Dedicated Sales Specialists	332	312	644	233	229	226	283	971

Total Sales	$1,759	$1,712	$3,471	$1,217	$602	$643	$582	$3,044

ASSETS UNDER MANAGEMENT:
Beginning of period	$18,806	$17,293	$17,293	$6,766	$6,143	$5,824	$5,180	$5,180
Gross flows	1,759	1,712	3,471	1,217	602	643	582	3,044
Redemptions	(494)	(431)	(925)	(496)	(133)	(165)	(192)	(986)

Net flows	1,265	1,281	2,546	721	469	478	390	2,058
Market performance and product fees	612	232	844	696	154	(159)	254	945
Acquisitions(1)	—	—	—	9,110	—	—	—	9,110

End of period	$20,683	$18,806	$20,683	$17,293	$6,766	$6,143	$5,824	$17,293

Managed Money results represent AssetMark Investment Services, Inc., Genworth Financial Asset Management, Inc., Genworth Financial Advisers Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation.

(1)	On October 20, 2006, we acquired AssetMark Investment Services, Inc., an investment management and advisory company. Assets under management at acquisition date were $9,110 million.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement Income

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$151	$154	$305	$146	$210	$200	$180	$736
Net investment income	315	324	639	330	331	341	333	1,335
Net investment gains (losses)	(22)	(9)	(31)	(7)	(7)	(42)	(7)	(63)
Insurance and investment product fees and other	46	44	90	40	39	38	36	153

Total revenues	490	513	1,003	509	573	537	542	2,161

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	221	232	453	223	284	267	241	1,015
Interest credited	142	145	287	153	158	159	164	634
Acquisition and operating expenses, net of deferrals	37	34	71	31	36	39	33	139
Amortization of deferred acquisition costs and intangibles	41	45	86	52	45	40	36	173
Interest expense	1	1	2	1	2	1	1	5

Total benefits and expenses	442	457	899	460	525	506	475	1,966

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	48	56	104	49	48	31	67	195
Provision for income taxes	16	16	32	3	13	11	23	50

INCOME FROM CONTINUING OPERATIONS	32	40	72	46	35	20	44	145
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	11	6	17	3	4	18	5	30

NET OPERATING INCOME	$43	$46	$89	$49	$39	$38	$49	$175

Effective tax rate (operating income)	33.4%	29.6%	31.5%	7.8%	27.6%	34.4%	34.8%	27.3%

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	5	4	9	5	5	5	4	19
Net investment gains (losses)	1	—	1	1	(1)	—	—	—
Insurance and investment product fees and other	41	38	79	36	33	31	30	130

Total revenues	47	42	89	42	37	36	34	149

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(1)	4	3	3	3	3	1	10
Interest credited	4	4	8	3	3	4	4	14
Acquisition and operating expenses, net of deferrals	12	10	22	6	9	10	6	31
Amortization of deferred acquisition costs and intangibles	7	7	14	6	6	6	5	23
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	22	25	47	18	21	23	16	78

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	25	17	42	24	16	13	18	71
Provision for income taxes	7	2	9	5	1	4	5	15

INCOME FROM CONTINUING OPERATIONS	18	15	33	19	15	9	13	56
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	(1)	1	—	—	—

NET OPERATING INCOME	$17	$15	$32	$18	$16	$9	$13	$56

Effective tax rate (operating income)	28.7%	10.9%	21.2%	20.8%	7.7%	27.7%	29.7%	21.2%

SALES:
Sales by Product:
Income Distribution Series(1)	$472	$409	$881	$400	$327	$307	$264	$1,298
Traditional Variable Annuities	153	134	287	130	111	140	138	519
Variable Life	3	1	4	3	3	1	4	11

Total Sales	$628	$544	$1,172	$533	$441	$448	$406	$1,828

Sales by Distribution Channel:
Financial Intermediaries	$592	$513	$1,105	$498	$408	$420	$375	$1,701
Independent Producers	13	12	25	10	12	9	9	40
Dedicated Sales Specialists	23	19	42	25	21	19	22	87

Total Sales	$628	$544	$1,172	$533	$441	$448	$406	$1,828

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$2,813	$2,402	$2,402	$1,929	$1,555	$1,235	$911	$911
Deposits	482	421	903	411	334	350	281	1,376
Interest credited and investment performance	132	50	182	105	68	(5)	59	227
Surrenders, benefits and product charges	(66)	(60)	(126)	(43)	(28)	(25)	(16)	(112)

Account value, net of reinsurance, end of period	3,361	2,813	3,361	2,402	1,929	1,555	1,235	2,402

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,905	1,780	1,780	1,585	1,458	1,360	1,182	1,182
Deposits	149	130	279	126	105	147	132	510
Interest credited and investment performance	100	36	136	104	54	(19)	78	217
Surrenders, benefits and product charges	(56)	(41)	(97)	(35)	(32)	(30)	(32)	(129)

Account value, net of reinsurance, end of period	2,098	1,905	2,098	1,780	1,585	1,458	1,360	1,780

Variable Life Insurance
Account value, beginning of the period	396	391	391	371	367	377	363	363
Deposits	7	5	12	7	7	7	9	30
Interest credited and investment performance	19	12	31	23	10	(5)	18	46
Surrenders, benefits and product charges	(14)	(12)	(26)	(10)	(13)	(12)	(13)	(48)

Account value, end of period	408	396	408	391	371	367	377	391

Total Retirement Income—Fee-Based	$5,867	$5,114	$5,867	$4,573	$3,885	$3,380	$2,972	$4,573

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$151	$154	$305	$146	$210	$200	$180	$736
Net investment income	310	320	630	325	326	336	329	1,316
Net investment gains (losses)	(23)	(9)	(32)	(8)	(6)	(42)	(7)	(63)
Insurance and investment product fees and other	5	6	11	4	6	7	6	23

Total revenues	443	471	914	467	536	501	508	2,012

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	222	228	450	220	281	264	240	1,005
Interest credited	138	141	279	150	155	155	160	620
Acquisition and operating expenses, net of deferrals	25	24	49	25	27	29	27	108
Amortization of deferred acquisition costs and intangibles	34	38	72	46	39	34	31	150
Interest expense	1	1	2	1	2	1	1	5

Total benefits and expenses	420	432	852	442	504	483	459	1,888

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	23	39	62	25	32	18	49	124
Provision (benefit) for income taxes	9	14	23	(2)	12	7	18	35

INCOME FROM CONTINUING OPERATIONS	14	25	39	27	20	11	31	89
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	12	6	18	4	3	18	5	30

NET OPERATING INCOME	$26	$31	$57	$31	$23	$29	$36	$119

Effective tax rate (operating income)	36.1%	36.2%	36.2%	-1.3%	37.3%	36.5%	36.4%	29.9%

SALES:
Sales by Product:
Structured Settlements	$30	$47	$77	$10	$37	$43	$47	$137
Single Premium Immediate Annuities	218	200	418	228	250	215	200	893
Fixed Annuities	106	167	273	202	360	261	189	1,012

Total Sales	$354	$414	$768	$440	$647	$519	$436	$2,042

Sales by Distribution Channel:
Financial Intermediaries	$239	$275	$514	$322	$517	$409	$323	$1,571
Independent Producers	109	131	240	108	112	106	107	433
Dedicated Sales Specialists	6	8	14	10	18	4	6	38

Total Sales	$354	$414	$768	$440	$647	$519	$436	$2,042

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$124	$111	$235	$137	$178	$160	$129	$604
Structured Settlements	27	43	70	9	32	40	51	132

Total Premiums	$151	$154	$305	$146	$210	$200	$180	$736

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Spread-Based

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$13,522	$13,972	$13,972	$14,449	$14,835	$15,241	$15,547	$15,547
Deposits	144	207	351	245	424	326	267	1,262
Interest credited	119	124	243	133	137	139	145	554
Surrenders, benefits and product charges	(899)	(781)	(1,680)	(855)	(947)	(871)	(718)	(3,391)

Account value, net of reinsurance, end of period	12,886	13,522	12,886	13,972	14,449	14,835	15,241	13,972

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,261	6,174	6,174	6,064	5,888	5,772	5,680	5,680
Premiums and deposits	261	237	498	269	294	290	250	1,103
Interest credited	85	84	169	83	82	78	80	323
Surrenders, benefits and product charges	(240)	(234)	(474)	(242)	(200)	(252)	(238)	(932)

Account value, net of reinsurance, end of period	6,367	6,261	6,367	6,174	6,064	5,888	5,772	6,174

Structured Settlements
Account value, net of reinsurance, beginning of period	1,058	1,011	1,011	1,003	966	925	871	871
Premiums and deposits	30	47	77	9	37	45	58	149
Interest credited	15	14	29	14	14	13	12	53
Surrenders, benefits and product charges	(15)	(14)	(29)	(15)	(14)	(17)	(16)	(62)

Account value, net of reinsurance, end of period	1,088	1,058	1,088	1,011	1,003	966	925	1,011

Total Retirement Income—Spread-Based, net of reinsurance	$20,341	$20,841	$20,341	$21,157	$21,516	$21,689	$21,938	$21,157

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Institutional

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	167	166	333	157	144	145	132	578
Net investment gains (losses)	(6)	(5)	(11)	—	(1)	(3)	(2)	(6)
Insurance and investment product fees and other	—	—	—	—	—	—	—	—

Total revenues	161	161	322	157	143	142	130	572

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	149	141	290	139	128	123	114	504
Acquisition and operating expenses, net of deferrals	2	3	5	2	2	2	2	8
Amortization of deferred acquisition costs and intangibles	1	—	1	—	1	—	—	1
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	152	144	296	141	131	125	116	513

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	9	17	26	16	12	17	14	59
Provision for income taxes	3	6	9	6	4	6	5	21

INCOME FROM CONTINUING OPERATIONS	6	11	17	10	8	11	9	38
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	4	3	7	—	1	2	1	4

NET OPERATING INCOME	$10	$14	$24	$10	$9	$13	$10	$42

Effective tax rate (operating income)	35.1%	35.5%	35.3%	35.6%	35.4%	35.4%	35.4%	35.5%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$42	$22	$64	$85	$146	$29	$57	$317
Funding Agreements Backing Notes	650	600	1,250	800	450	300	700	2,250
Funding Agreements	315	—	315	—	—	50	—	50

Total Sales	$1,007	$622	$1,629	$885	$596	$379	$757	$2,617

Institutional products are sold through specialized brokers and investment brokers as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Institutional

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$10,724	$10,483	$10,483	$9,812	$9,886	$9,766	$9,777	$9,777
Deposits	1,107	722	1,829	971	676	498	980	3,125
Interest credited	147	141	288	139	128	123	114	504
Surrenders and benefits	(460)	(629)	(1,089)	(439)	(878)	(501)	(1,105)	(2,923)
Foreign currency translation	(3)	7	4	—	—	—	—	—

Account value, end of period	$11,515	$10,724	$11,515	$10,483	$9,812	$9,886	$9,766	$10,483

By Contract Type:
Guaranteed Investment Contracts	$1,921	$2,073		$2,241	$2,373	$2,619	$2,849
Funding agreements backing notes	6,578	5,953		5,544	4,741	4,569	4,270
Funding agreements	3,016	2,698		2,698	2,698	2,698	2,647

	$11,515	$10,724		$10,483	$9,812	$9,886	$9,766

Funding Agreements By Liquidity Provisions:
90 day	$375	$425		$425	$425	$425	$425
180 day	500	450		450	450	450	450
No put	1,285	1,235		1,235	1,235	1,485	1,485
Rolling maturity(1)	840	575		575	575	325	275
Accrued interest	16	13		13	13	13	12

Total funding agreements	$3,016	$2,698		$2,698	$2,698	$2,698	$2,647

(1)	Includes products having a 12 and 13 month rolling maturity.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$238	$235	$473	$225	$228	$226	$221	$900
Net investment income	164	157	321	156	146	146	138	586
Net investment gains (losses)	(7)	—	(7)	—	(3)	(1)	—	(4)
Insurance and investment product fees and other	95	93	188	82	74	86	83	325

Total revenues	490	485	975	463	445	457	442	1,807

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	202	196	398	178	183	171	183	715
Interest credited	62	60	122	59	59	60	60	238
Acquisition and operating expenses, net of deferrals	31	31	62	32	39	35	36	142
Amortization of deferred acquisition costs and intangibles	36	32	68	33	7	38	21	99
Interest expense	50	42	92	42	34	34	25	135

Total benefits and expenses	381	361	742	344	322	338	325	1,329

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	109	124	233	119	123	119	117	478
Provision for income taxes	39	46	85	36	45	43	43	167

INCOME FROM CONTINUING OPERATIONS	70	78	148	83	78	76	74	311
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	5	—	5	—	1	1	—	2

NET OPERATING INCOME	$75	$78	$153	$83	$79	$77	$74	$313

Effective tax rate (operating income)	35.3%	37.1%	36.2%	29.7%	36.6%	36.6%	36.5%	34.9%

SALES:
Sales by Product:
Term Life	$29	$29	$58	$33	$36	$37	$34	$140
Universal Life:
Annualized first-year deposits	15	11	26	13	9	10	9	41
Excess deposits(1)	41	48	89	33	24	22	19	98

Total Universal Life	56	59	115	46	33	32	28	139

Total Sales	$85	$88	$173	$79	$69	$69	$62	$279

Sales by Distribution Channel:
Financial Intermediaries	$2	$1	$3	$1	$1	$1	$1	$4
Independent Producers	83	87	170	78	68	68	61	275

Total Sales	$85	$88	$173	$79	$69	$69	$62	$279

(1)	Excess deposits reported in the fourth quarter of 2006 include $8 million of sales from the second and third quarters of 2006 not previously recognized.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2007		2006
	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$449,654	$439,380	$429,803	$422,163	$409,103	$393,812
Life insurance in-force before reinsurance	$610,071	$602,725	$595,045	$583,780	$571,014	$554,472

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$41,303	$40,912	$40,669	$41,595	$40,850	$40,890
Life insurance in-force before reinsurance	$50,290	$49,834	$49,572	$49,337	$49,207	$49,335

Total life insurance
Life insurance in-force, net of reinsurance	$490,957	$480,292	$470,472	$463,758	$449,953	$434,702
Life insurance in-force before reinsurance	$660,361	$652,559	$644,617	$633,117	$620,221	$603,807

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Long-Term Care Insurance

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$498	$485	$983	$490	$485	$458	$425	$1,858
Net investment income	213	196	409	196	182	184	174	736
Net investment gains (losses)	(10)	(5)	(15)	1	5	(1)	4	9
Insurance and investment product fees and other	5	7	12	3	7	8	5	23

Total revenues	706	683	1,389	690	679	649	608	2,626

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	494	480	974	492	468	435	396	1,791
Interest credited	38	39	77	37	37	36	34	144
Acquisition and operating expenses, net of deferrals	87	84	171	89	88	93	81	351
Amortization of deferred acquisition costs and intangibles	34	27	61	18	23	28	26	95
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	653	630	1,283	636	616	592	537	2,381

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	53	53	106	54	63	57	71	245
Provision for income taxes	19	19	38	18	22	21	25	86

INCOME FROM CONTINUING OPERATIONS	34	34	68	36	41	36	46	159

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	7	3	10	(1)	(3)	1	(3)	(6)

NET OPERATING INCOME	$41	$37	$78	$35	$38	$37	$43	$153

Effective tax rate (operating income)	35.8%	35.9%	35.9%	32.8%	35.8%	35.8%	35.8%	35.1%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$7	$7	$14	$7	$6	$5	$6	$24
Independent Producers	23	24	47	24	27	22	21	94
Dedicated Sales Specialist	11	10	21	11	11	14	14	50

Total Individual Long-Term Care	41	41	82	42	44	41	41	168

Group Long-Term Care	1	—	1	—	—	1	—	1
Medicare Supplement and Other A&H	7	7	14	7	7	9	7	30
Linked-Benefits	5	4	9	3	—	—	—	3

Total Sales	$54	$52	$106	$52	$51	$51	$48	$202

LOSS RATIOS:
Total Long-Term Care
Earned Premium	$430	$419	$849	$423	$418	$407	$399	$1,647
Loss Ratio(1)	67.8%	65.4%	66.6%	71.5%	65.6%	64.4%	59.6%	65.4%
Gross Benefits Ratio(2)	103.9%	101.0%	102.5%	106.3%	99.1%	98.0%	92.7%	99.1%
Medicare Supplement and A&H(3)
Earned Premium	$69	$67	$136	$69	$69	$53	$26	$217
Loss Ratio(1)	68.4%	80.7%	74.5%	60.7%	76.5%	67.6%	94.6%	71.4%

(1)

We calculate the loss ratio for our Long-Term Care Insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.
(3)	The Medicare Supplement and A&H earned premium and loss ratio does not include the linked-benefits product.

International

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—International

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$509	$493	$1,002	$446	$454	$473	$422	$1,795
Net investment income	113	88	201	101	75	71	67	314
Net investment gains (losses)	(5)	—	(5)	1	(1)	—	1	1
Insurance and investment product fees and other	7	6	13	3	10	12	9	34

Total revenues	624	587	1,211	551	538	556	499	2,144

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	112	107	219	103	81	80	75	339
Acquisition and operating expenses, net of deferrals	229	224	453	188	228	226	208	850
Amortization of deferred acquisition costs and intangibles	86	87	173	55	73	83	72	283
Interest expense	10	4	14	6	—	—	—	6

Total benefits and expenses	437	422	859	352	382	389	355	1,478

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	187	165	352	199	156	167	144	666
Provision for income taxes	48	42	90	58	49	48	42	197

INCOME FROM CONTINUING OPERATIONS	139	123	262	141	107	119	102	469
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	—	3	(1)	—	—	—	(1)

NET OPERATING INCOME(1)	$142	$123	$265	$140	$107	$119	$102	$468

Effective tax rate (operating income)	25.7%	25.3%	25.5%	29.1%	30.9%	29.1%	29.0%	29.5%

(1)	Net operating income adjusted for foreign exchange for our International segment was $132 million and $251 million for the three and six months ended June 30, 2007, respectively.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4(3)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$94	$83	$177	$88	$78	$72	$68	$306
Net investment income	31	29	60	30	27	26	25	108
Net investment gains (losses)	—	—	—	2	—	—	1	3
Insurance and investment product fees and other	—	—	—	—	3	5	3	11

Total revenues	125	112	237	120	108	103	97	428

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	16	13	29	14	11	5	11	41
Acquisition and operating expenses, net of deferrals	15	13	28	15	16	19	16	66
Amortization of deferred acquisition costs and intangibles	5	4	9	3	3	3	2	11
Interest expense	—	1	1	—	—	—	—	—

Total benefits and expenses	36	31	67	32	30	27	29	118

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	89	81	170	88	78	76	68	310
Provision for income taxes	30	26	56	30	24	25	22	101

INCOME FROM CONTINUING OPERATIONS	59	55	114	58	54	51	46	209
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	(1)	—	—	—	(1)

NET OPERATING INCOME(1)	$59	$55	$114	$57	$54	$51	$46	$208

Effective tax rate (operating income)	33.3%	32.6%	33.0%	34.4%	30.4%	32.3%	32.3%	32.4%

SALES:
New Insurance Written (NIW):
Flow	$9,600	$6,000	$15,600	$6,500	$8,100	$6,000	$4,000	$24,600
Bulk	11,900	400	12,300	300	2,700	200	—	3,200

Total International Mortgage Insurance Canada NIW(2)	$21,500	$6,400	$27,900	$6,800	$10,800	$6,200	$4,000	$27,800

(1)	Net operating income for our Canada platform adjusted for foreign exchange was $57 million and $113 million for the three and six months ended June 30, 2007, respectively.
(2)	New insurance written for our Canada platform adjusted for foreign exchange was $20,800 and $27,300 for the three and six months ended June 30, 2007, respectively.
(3)

Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted net operating income by $5 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4(3)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$72	$68	$140	$110	$48	$57	$51	$266
Net investment income	31	22	53	22	20	17	16	75
Net investment gains (losses)	(2)	—	(2)	(1)	(1)	—	—	(2)
Insurance and investment product fees and other	—	1	1	—	—	—	—	—

Total revenues	101	91	192	131	67	74	67	339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	34	31	65	52	18	17	14	101
Acquisition and operating expenses, net of deferrals	13	12	25	11	8	9	9	37
Amortization of deferred acquisition costs and intangibles	5	5	10	5	4	2	4	15
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	52	48	100	68	30	28	27	153

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	49	43	92	63	37	46	40	186
Provision for income taxes	7	7	14	17	11	11	10	49

INCOME FROM CONTINUING OPERATIONS	42	36	78	46	26	35	30	137
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	2	—	2	—	—	—	—	—

NET OPERATING INCOME(1)	$44	$36	$80	$46	$26	$35	$30	$137

Effective tax rate (operating income)	14.9%	15.5%	15.2%	26.8%	27.0%	26.0%	26.1%	26.5%

SALES:
New Insurance Written (NIW):
Flow	$11,600	$10,800	$22,400	$9,800	$10,700	$9,400	$11,900	$41,800
Bulk	5,900	2,300	8,200	800	1,800	200	500	3,300

Total International Mortgage Insurance Australia NIW(2)	$17,500	$13,100	$30,600	$10,600	$12,500	$9,600	$12,400	$45,100

(1)	Net operating income for our Australia platform adjusted for foreign exchange was $39 million and $73 million for the three and six months ended June 30, 2007, respectively.

(2)	New insurance written for our Australia platform adjusted for foreign exchange was $15,700 and $28,100 for the three and six months ended June 30, 2007, respectively.

(3)

Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted net operating income by $10 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Other International Mortgage Insurance

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$29	$22	$51	$22	$18	$22	$12	$74
Net investment income	7	5	12	4	5	5	4	18
Net investment gains (losses)	(1)	—	(1)	—	—	—	—	—
Insurance and investment product fees and other	—	—	—	1	—	—	—	1

Total revenues	35	27	62	27	23	27	16	93

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	5	16	1	3	4	2	10
Acquisition and operating expenses, net of deferrals	18	18	36	20	17	16	11	64
Amortization of deferred acquisition costs and intangibles	1	1	2	2	1	1	1	5
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	30	24	54	23	21	21	14	79

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5	3	8	4	2	6	2	14
Provision for income taxes	1	—	1	—	1	2	1	4

INCOME FROM CONTINUING OPERATIONS	4	3	7	4	1	4	1	10
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—

NET OPERATING INCOME(1)	$4	$3	$7	$4	$1	$4	$1	$10

Effective tax rate (operating income)	21.2%	-1.6%	14.6%	15.5%	-10.7%	25.5%	25.8%	29.2%
SALES:
New Insurance Written (NIW):
Flow	$5,100	$4,900	$10,000	$5,400	$4,600	$4,600	$3,800	$18,400
Bulk	400	3,800	4,200	2,800	800	1,300	200	5,100

Total Other International NIW(2)	$5,500	$8,700	$14,200	$8,200	$5,400	$5,900	$4,000	$23,500

(1)	Net operating income for our Other International platform adjusted for foreign exchange was $4 million and $6 million for the three and six months ended June 30, 2007, respectively.

(2)	New insurance written for our Other International platform adjusted for foreign exchange was $5,000 and $13,300 for the three and six months ended June 30, 2007, respectively.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$262	$137	$399	$145	$178	$123	$79	$525
Australia	108	102	210	75	91	74	93	333
Other International	58	83	141	62	42	47	32	183

Total International Net Premiums Written	$428	$322	$750	$282	$311	$244	$204	$1,041

Loss Ratio(1)
Canada	17%	16%	16%	16%	14%	7%	16%	13%
Australia	47%	46%	46%	47%	37%	30%	29%	38%
Other International	37%	24%	32%	6%	18%	15%	14%	13%
Total International Loss Ratio	31%	29%	30%	30%	22%	17%	21%	24%

Expense Ratio(2)
Canada	7%	12%	9%	13%	11%	18%	23%	15%
Australia	17%	17%	17%	22%	13%	15%	14%	16%
Other International	34%	23%	28%	34%	43%	34%	41%	37%
Total International Expense Ratio	13%	16%	15%	20%	16%	20%	21%	19%

Primary Insurance In-force
Canada	$150,000	$119,700		$113,200	$112,200	$101,900	$92,800
Australia	205,100	185,200		174,100	167,300	133,100	133,600
Other International	59,800	56,000		44,700	40,100	36,600	30,400

Total International Primary Insurance In-force	$414,900	$360,900		$332,000	$319,600	$271,600	$256,800

Total Risk In-force(3)
Canada	$52,500	$41,900		$39,600	$39,300	$35,700	$32,500
Australia	71,800	64,800		61,000	58,500	46,600	46,700
Other International	7,300	6,900		5,700	4,900	4,300	3,600

Total International Risk In-force	$131,600	$113,600		$106,300	$102,700	$86,600	$82,800

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an "Effective Risk In-force" amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Loans in Default and Claims—International Mortgage Insurance

Primary Insurance	June 30, 2007	March 31, 2007
Insured loans in-force	2,667,550	2,480,651
Loans in default	12,164	9,895
Percentage of loans in default (default rate)	0.5%	0.4%

Flow loans in-force	2,225,909	2,159,395
Flow loans in default	11,724	9,455
Percentage of flow loans in default (default rate)	0.5%	0.4%

Bulk loans in-force	441,641	321,256
Bulk loans in default	440	440
Percentage of bulk loans in default (default rate)	0.1%	0.1%

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$314	$320	$634	$226	$310	$322	$291	$1,149
Net investment income	44	32	76	45	23	23	22	113
Net investment gains (losses)	(2)	—	(2)	—	—	—	—	—
Insurance and investment product fees and other	7	5	12	2	7	7	6	22

Total revenues	363	357	720	273	340	352	319	1,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	58	109	36	49	54	48	187
Acquisition and operating expenses, net of deferrals	183	181	364	142	187	182	172	683
Amortization of deferred acquisition costs and intangibles	75	77	152	45	65	77	65	252
Interest expense	10	3	13	6	—	—	—	6

Total benefits and expenses	319	319	638	229	301	313	285	1,128

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	44	38	82	44	39	39	34	156
Provision for income taxes	10	9	19	11	13	10	9	43

INCOME FROM CONTINUING OPERATIONS	34	29	63	33	26	29	25	113

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	1	—	—	—	—	—

NET OPERATING INCOME(2)	$35	$29	$64	$33	$26	$29	$25	$113

Effective tax rate (operating income)	23.3%	22.8%	23.1%	23.8%	32.9%	27.2%	25.7%	27.4%

SALES:
Payment Protection:
Traditional indemnity premiums	$584	$364	$948	$203	$424	$454	$389	$1,470
Premium equivalents for administrative services only business	40	50	90	51	31	14	30	126
Reinsurance premiums assumed accounted for under the deposit method	244	172	416	437	97	32	—	566

Total Payment Protection(3)	868	586	1,454	691	552	500	419	2,162
Mexico operations	18	19	37	18	18	15	16	67

Total Sales	$886	$605	$1,491	$709	$570	$515	$435	$2,229

SALES BY REGION:
Payment Protection
Established European Regions
Western region	$175	$198	$373	$172	$163	$172	$146	$653
Central region	146	122	268	120	124	113	114	471
Southern region	145	112	257	112	95	111	96	414
Nordic region	77	68	145	63	70	70	63	266
New Markets	43	34	77	21	3	2	—	26
Structured Deals(4)	282	52	334	203	97	32	—	332

Total Payment Protection	868	586	1,454	691	552	500	419	2,162
Mexico Operations	18	19	37	18	18	15	16	67

Total Sales	$886	$605	$1,491	$709	$570	$515	$435	$2,229

PREMIUMS:
Continuing business	$305	$305	$610	$220	$288	$285	$266	$1,059
Travel and runoff block	9	15	24	6	22	37	25	90

Total Premiums	$314	$320	$634	$226	$310	$322	$291	$1,149

(1)

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on income or net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented above was a cumulative catch-up for the previous three quarters of 2006. To better facilitate the analysis of PPI’s sales, revenue and expense trends, page 43 presents all 2006 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on income from continuing operations or net operating income for all periods presented.

(2)	Net operating income adjusted for foreign exchange for our payment protection insurance business was $32 million and $59 million for the three and six months ended June 30, 2007, respectively.

(3)	Sales adjusted for foreign exchange for our payment protection insurance business was $803 million and $1,342 million for the three and six months ended June 30, 2007, respectively.

(4)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Payment Protection Insurance (Supplemental Analysis—2006 Adjusted for Change in Accounting)

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$314	$320	$634	$277	$287	$306	$279	$1,149
Net investment income	44	32	76	29	31	28	25	113
Net investment gains (losses)	(2)	—	(2)	—	—	—	—	—
Insurance and investment product fees and other	7	5	12	8	3	5	6	22

Total revenues	363	357	720	314	321	339	310	1,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	58	109	54	41	48	44	187
Acquisition and operating expenses, net of deferrals	183	181	364	151	183	179	170	683
Amortization of deferred acquisition costs and intangibles	75	77	152	64	56	72	60	252
Interest expense	10	3	13	1	2	1	2	6

Total benefits and expenses	319	319	638	270	282	300	276	1,128

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	44	38	82	44	39	39	34	156
Provision for income taxes	10	9	19	11	13	10	9	43

INCOME FROM CONTINUING OPERATIONS	34	29	63	33	26	29	25	113
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	1	—	—	—	—	—

NET OPERATING INCOME	$35	$29	$64	$33	$26	$29	$25	$113

Effective tax rate (operating income)	23.3%	22.8%	23.1%	23.8%	32.9%	27.2%	25.7%	27.4%

SALES:
Payment Protection:
Traditional indemnity premiums	$584	$364	$948	$476	$307	$369	$318	$1,470
Premium equivalents for administrative services only business	40	50	90	51	31	14	30	126
Reinsurance premiums assumed accounted for under the deposit method	244	172	416	164	214	117	71	566

Total Payment Protection	868	586	1,454	691	552	500	419	2,162
Mexico operations	18	19	37	18	18	15	16	67

Total Sales	$886	$605	$1,491	$709	$570	$515	$435	$2,229

SALES BY REGION:
Payment Protection
Established European Regions
Western region	$175	$198	$373	$172	$163	$172	$146	$653
Central region	146	122	268	120	124	113	114	471
Southern region	145	112	257	112	95	111	96	414
Nordic region	77	68	145	63	70	70	63	266
New Markets	43	34	77	21	3	2	—	26
Structured Deals(1)	282	52	334	203	97	32	—	332

Total Payment Protection	868	586	1,454	691	552	500	419	2,162
Mexico Operations	18	19	37	18	18	15	16	67

Total Sales	$886	$605	$1,491	$709	$570	$515	$435	$2,229

PREMIUMS:
Continuing business	$305	$305	$610	$271	$265	$269	$254	$1,059
Travel and runoff block	9	15	24	6	22	37	25	90

Total Premiums	$314	$320	$634	$277	$287	$306	$279	$1,149

Supplemental Analysis for Change in Accounting:

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on income or net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented on page 42 was treated as a cumulative catch-up for the previous three quarters of 2006.

To better facilitate the analysis of PPI’s sales, revenue and expense trends, the above represents all 2006 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on income from continuing operations or net operating income for all periods presented.

(1)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$148	$137	$285	$136	$118	$116	$116	$486
Net investment income	36	37	73	34	34	37	35	140
Net investment gains (losses)	—	—	—	4	1	1	—	6
Insurance and investment product fees and other	10	7	17	6	7	8	5	26

Total revenues	194	181	375	180	160	162	156	658

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	60	52	112	54	44	24	19	141
Acquisition and operating expenses, net of deferrals	34	32	66	32	37	34	33	136
Amortization of deferred acquisition costs and intangibles	8	8	16	6	9	7	8	30

Total benefits and expenses	102	92	194	92	90	65	60	307

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	92	89	181	88	70	97	96	351
Provision for income taxes	26	24	50	24	17	24	24	89

INCOME FROM CONTINUING OPERATIONS	66	65	131	64	53	73	72	262
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	(2)	—	(1)	—	(3)

NET OPERATING INCOME	$66	$65	$131	$62	$53	$72	$72	$259

Effective tax rate (operating income)	28.2%	27.1%	27.7%	26.3%	24.0%	25.2%	24.9%	25.1%

SALES:
New Insurance Written (NIW):
Flow	$10,800	$6,900	$17,700	$7,300	$6,900	$6,700	$5,500	$26,400
Bulk	11,100	6,100	17,200	8,100	1,200	1,400	1,300	12,000
Pool	200	100	300	200	100	100	—	400

Total U.S. Mortgage NIW	$22,100	$13,100	$35,200	$15,600	$8,200	$8,200	$6,800	$38,800

(1)

Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted net operating income by $5 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$152	$140	$292	$138	$121	$119	$115	$493

New Risk Written
Flow	$2,658	$1,695	$4,353	$1,776	$1,773	$1,697	$1,404	$6,650
Bulk	380	198	578	257	40	41	102	440

Total Primary	3,038	1,893	4,931	2,033	1,813	1,738	1,506	7,090
Pool	7	3	10	9	3	2	2	16

Total New Risk Written	$3,045	$1,896	$4,941	$2,042	$1,816	$1,740	$1,508	$7,106

Primary Insurance In-force	$135,500	$120,500		$113,400	$104,000	$102,000	$100,500

Risk In-force
Flow	$24,442	$23,013		$22,484	$21,962	$21,555	$21,328
Bulk	1,354	978		783	534	498	460

Total Primary	25,796	23,991		23,267	22,496	22,053	21,788
Pool	428	436		452	468	494	516

Total Risk In-force	$26,224	$24,427		$23,719	$22,964	$22,547	$22,304

Loss Metrics—U.S. Mortgage Insurance

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$40.3	$37.5	$77.8	$35.5	$35.6	$31.7	$30.1	$132.9
Bulk	0.3	0.3	0.6	0.5	0.5	0.5	0.5	2.0

Total Primary	40.6	37.8	78.4	36.0	36.1	32.2	30.6	134.9
Pool	—	0.1	0.1	0.2	—	0.5	0.1	0.8

Total Paid Claims	$40.6	$37.9	$78.5	$36.2	$36.1	$32.7	$30.7	$135.7

Average Paid Claim (in thousands)	$32.5	$32.2		$29.8	$29.4	$26.1	$26.2

Number of Primary Delinquencies
Flow	22,970	21,804		22,966	22,001	21,021	22,070
Bulk	2,086	1,566		1,330	1,082	1,048	1,057

Average Reserve Per Delinquency (in thousands)
Flow	$11.4	$11.3		$10.1	$9.8	$9.8	$9.7
Bulk	3.1	2.1		3.0	3.3	3.4	3.6

Beginning Reserves	$251	$237	$237	$220	$212	$220	$232	$232
Change in Reserves	19	14	33	17	8	(8)	(12)	5

Ending Reserves	$270	$251	$270	$237	$220	$212	$220	$237

Loss Ratio(1)	41%	38%	39%	40%	37%	21%	16%	29%

Other Metrics—U.S. Mortgage Insurance

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Expense Ratio(2)	27%	29%	28%	28%	37%	35%	36%	34%
Flow Persistency	78%	78%		76%	74%	71%	72%
Gross written premiums ceded to captives/total direct written premiums	22%	22%		23%	23%	24%	24%
Risk to Capital Ratio(3)	8.8:1	8.8:1		8.6:1	7.9:1	8.0:1	8.1:1

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles. For 2006, expense ratios have been restated as a result of a reclassification from acquisition and operating expenses, net of deferrals, to insurance and investment product fees and other.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the "risk to capital" requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2007		2006
	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality
Flow by FICO Scores >619 (%)	91%	91%	91%	91%	92%	92%
Flow by FICO Scores 575-619	7%	7%	7%	7%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >619	99%	98%	97%	95%	95%	94%
Bulk by FICO Scores 575-619	1%	1%	2%	3%	3%	4%
Bulk by FICO Scores <575	—	1%	1%	2%	2%	2%
Primary A minus and sub-prime	12.2%	11.5%	11.2%	11.1%	10.8%	10.6%

Primary Loans
Primary total loans in-force	858,550	800,110	778,311	744,867	740,091	740,562
Primary total loans in default	25,056	23,370	24,296	23,083	22,069	23,127
Primary loans total default rate	2.9%	2.9%	3.1%	3.1%	3.0%	3.1%

Flow loans in-force	674,730	646,004	638,833	631,181	628,744	632,759
Flow loans in default	22,970	21,804	22,966	22,001	21,021	22,070
Flow loans default rate	3.4%	3.4%	3.6%	3.5%	3.3%	3.5%

Bulk loans in-force	183,820	154,106	139,478	113,686	111,347	107,803
Bulk loans in default	2,086	1,566	1,330	1,082	1,048	1,057
Bulk loans default rate	1.1%	1.0%	1.0%	1.0%	0.9%	1.0%

A minus and sub-prime loans in-force	89,023	79,405	75,234	72,678	70,595	69,066
A minus and sub-prime loans in default	7,646	6,875	7,258	6,773	6,185	6,064
A minus and sub-prime loans default rate	8.6%	8.7%	9.6%	9.3%	8.8%	8.8%

Pool Loans
Insured loans in-force	20,653	20,074	21,597	17,926	18,142	18,613
Pool loans in default	398	415	402	446	477	500
Pool loans default rate	1.9%	2.1%	1.9%	2.5%	2.6%	2.7%

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	June 30, 2007		March 31, 2007		June 30, 2006
	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate
By Region
Southeast(1)	26%	3.33%	26%	3.14%	26%	3.13%
South Central(2)	17	2.73%	17	2.91%	17	3.36%
Northeast(3)	13	3.12%	13	3.16%	13	3.15%
North Central(4)	12	2.70%	12	2.62%	12	2.55%
Great Lakes(5)	9	4.42%	10	4.44%	10	4.46%
Pacific(6)	9	1.59%	8	1.52%	8	1.36%
Plains(7)	6	2.26%	6	2.31%	6	2.26%
New England(8)	4	2.55%	4	2.63%	4	2.42%
Mid-Atlantic(9)	4	2.05%	4	2.07%	4	2.14%

Total	100%	2.92%	100%	2.92%	100%	2.98%

By State
Florida	9%	2.95%	9%	2.33%	9%	1.72%
Texas	7%	3.20%	7%	3.44%	7%	3.87%
New York	6%	2.46%	6%	2.43%	6%	2.33%
Illinois	5%	3.06%	5%	2.93%	5%	2.71%
Georgia	4%	4.00%	4%	4.01%	4%	3.88%
North Carolina	4%	3.38%	4%	3.50%	4%	3.69%
Pennsylvania	4%	3.90%	4%	4.11%	4%	4.28%
Ohio	4%	4.46%	4%	4.70%	4%	4.71%
California	4%	1.40%	4%	1.20%	3%	0.86%
New Jersey	3%	3.28%	3%	3.19%	3%	3.05%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee

(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah

(3)	New Jersey, New York and Pennsylvania

(4)	Illinois, Minnesota, Missouri and Wisconsin

(5)	Indiana, Kentucky, Michigan and Ohio

(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington

(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming

(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	June 30, 2007	March 31, 2007	June 30, 2006
Primary risk-in-force lender concentration (by original applicant)	$25,796	$23,991	$22,053
Top 10 lenders	9,948	9,168	8,421
Top 20 lenders	13,113	11,988	10,933

Loan-to-value ratio
95.01% and above	$6,786	$5,812	$4,601
90.01% to 95.00%	8,332	8,137	8,188
80.01% to 90.00%	9,424	9,148	7,772
80.00% and below	1,254	894	1,492

Total	$25,796	$23,991	$22,053

Loan grade
Prime	$22,646	$21,233	$19,663
A minus and sub-prime	3,150	2,758	2,390

Total	$25,796	$23,991	$22,053

Loan type(1)
Fixed rate mortgage
Flow	$23,221	$21,749	$20,176
Bulk	689	583	455
Adjustable rate mortgage
Flow	1,221	1,264	1,380
Bulk	665	395	42

Total	$25,796	$23,991	$22,053

Type of documentation
Alt A
Flow	$1,456	$1,375	$1,197
Bulk	306	211	87
Standard
Flow	22,985	21,638	20,359
Bulk	1,049	767	410

Total	$25,796	$23,991	$22,053

Mortgage term
15 years and under	$464	$398	$571
More than 15 years	25,332	23,593	21,482

Total	$25,796	$23,991	$22,053

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	As of June 30, 2007
Policy Year	Average Rate	Primary Insurance In-Force	Percent of Total	Primary Risk In-Force	Percent of Total
1997 and Prior	8.13%	$2,283	1.7%	$561	2.2%
1998	7.14%	913	0.7%	241	0.9%
1999	7.29%	1,083	0.8%	274	1.1%
2000	8.96%	698	0.5%	172	0.7%
2001	8.49%	2,511	1.9%	620	2.4%
2002	6.53%	6,212	4.6%	1,500	5.8%
2003	5.62%	23,520	17.3%	4,011	15.5%
2004	5.83%	12,901	9.5%	2,802	10.9%
2005	5.97%	18,633	13.8%	4,568	17.7%
2006	6.70%	33,008	24.3%	6,197	24.0%
2007	6.80%	33,723	24.9%	4,850	18.8%

Total portfolio		$135,485		$25,796

Corporate and Other

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Net Operating Loss—Corporate and Other

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$5	$7	$12	$3	$10	$7	$7	$27
Net investment income	15	15	30	28	20	15	33	96
Net investment gains (losses)	(1)	—	(1)	9	—	(3)	(18)	(12)
Insurance and investment product fees and other	(1)	2	1	2	1	2	2	7

Total revenues	18	24	42	42	31	21	24	118

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	1	—	1	1	1	3
Acquisition and operating expenses, net of deferrals(1)	10	21	31	19	25	15	6	65
Amortization of deferred acquisition costs and intangibles(1)	1	14	15	1	2	1	1	5
Interest expense	63	60	123	58	51	53	56	218

Total benefits and expenses	75	95	170	78	79	70	64	291

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(57)	(71)	(128)	(36)	(48)	(49)	(40)	(173)
Benefit from income taxes	(20)	(24)	(44)	(10)	(15)	(14)	(13)	(52)

LOSS FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	(37)	(47)	(84)	(26)	(33)	(35)	(27)	(121)
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	4	4

LOSS FROM CONTINUING OPERATIONS	(37)	(47)	(84)	(26)	(33)	(35)	(23)	(117)
ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	(5)	—	1	12	8
Expenses related to reorganization, net of taxes	—	14	14	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	(4)	(4)

NET OPERATING LOSS	$(37)	$(33)	$(70)	$(31)	$(33)	$(34)	$(15)	$(113)

Effective tax rate (operating income)	34.1%	33.7%	33.9%	22.4%	29.6%	31.1%	26.9%	27.8%

(1)	Includes pretax reorganization costs for an impairment of internal-use software of $13 million and $8 million of severance and other employee termination related expenses in the first quarter of 2007.

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade
Other public		$24,721	34%	$24,915	36%	$24,604	35%	$24,259	36%	$23,087	35%
Other private		10,692	15	10,657	15	10,653	15	10,476	15	10,193	16
Mortgage and asset-backed		14,996	21	14,513	20	14,438	20	13,170	19	12,629	19
Tax exempt		2,369	3	2,212	3	2,231	3	2,720	4	2,801	4
Non-investment grade		2,789	4	2,816	4	2,758	4	2,891	4	2,844	4
Equity securities:
Common stocks and mutual funds		58	—	53	—	52	—	45	—	44	—
Preferred stocks		143	—	147	—	145	—	147	—	143	—
Commercial mortgage loans		8,798	12	8,508	12	8,357	12	8,182	12	8,072	12
Policy loans		1,635	2	1,494	2	1,489	2	1,493	2	1,480	2
Cash, cash equivalents and short-term investments		2,968	4	2,261	3	2,449	4	2,301	3	2,349	4
Securities lending		2,161	3	2,179	3	2,277	3	1,621	3	935	2
Other invested assets		1,272	2	1,572	2	1,556	2	1,424	2	902	2

Total invested assets and cash		$72,602	100%	$71,327	100%	$71,009	100%	$68,729	100%	$65,479	100%

Public Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$31,374	78%	$30,435	77%	$30,041	76%	$29,341	74%	$28,204	74%
2	Baa	6,605	17	7,315	18	7,496	19	7,971	20	7,758	20
3	Ba	1,237	3	1,325	3	1,320	3	1,425	4	1,430	4
4	B	655	2	635	2	611	2	647	2	616	2
5	Caa and lower	19	—	49	—	76	—	22	—	25	—
6	In or near default	7	—	9	—	9	—	9	—	9	—
Not rated	Not rated	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturities	$39,897	100%	$39,768	100%	$39,553	100%	$39,415	100%	$38,042	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$9,264	59%	$8,944	58%	$8,897	59%	$7,972	57%	$7,530	56%
2	Baa	5,535	35	5,603	37	5,493	36	5,341	38	5,231	39
3	Ba	744	5	658	4	579	4	592	4	535	4
4	B	90	1	102	1	132	1	172	1	163	1
5	Caa and lower	30	—	30	—	5	—	12	—	13	—
6	In or near default	6	—	7	—	7	—	11	—	39	—
Not rated	Not rated	1	—	1	—	18	—	1	—	1	—

	Total private fixed maturities	$15,670	100%	$15,345	100%	$15,131	100%	$14,101	100%	$13,512	100%

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$632	1%	$516	1%	$864	2%	$689	1%	$665	1%
Tax exempt	2,371	4	2,220	4	2,231	4	2,720	5	2,802	5
Foreign government	1,725	3	1,736	3	1,765	3	1,770	3	1,842	4
U.S. corporate	24,064	44	25,013	45	24,656	45	24,730	46	24,051	47
Foreign corporate	11,657	21	10,993	20	10,632	19	10,335	20	9,457	18
Mortgage-backed(1)	9,394	17	9,639	18	9,212	17	8,508	16	8,130	16
Asset-backed(1)	5,724	10	4,996	9	5,324	10	4,764	9	4,607	9

Total fixed maturities	$55,567	100%	$55,113	100%	$54,684	100%	$53,516	100%	$51,554	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$12,766	36%	$13,010	36%	$12,461	35%	$11,832	34%	$11,202	33%
Utilities and energy	6,112	17	6,370	18	6,238	18	6,345	18	6,073	18
Consumer—non cyclical	3,888	11	4,210	12	4,136	12	4,219	12	4,085	12
Consumer—cyclical	2,206	6	2,503	7	2,497	7	2,464	7	2,413	7
Capital goods	1,864	5	2,142	6	2,115	6	1,954	6	1,840	6
Industrial	1,681	5	1,734	5	1,762	5	1,998	6	2,027	6
Technology and communications	2,413	7	2,479	7	2,469	7	2,497	7	2,431	7
Transportation	1,130	3	1,236	3	1,230	3	1,235	3	1,207	4
Other	3,661	10	2,322	6	2,380	7	2,521	7	2,230	7

Total	$35,721	100%	$36,006	100%	$35,288	100%	$35,065	100%	$33,508	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,059	4%	$2,192	4%	$2,342	4%	$2,902	5%	$2,867	6%
Due after one year through five years	10,639	19	10,487	19	10,416	19	9,984	19	9,567	18
Due after five years through ten years	9,732	18	9,999	18	9,900	18	10,264	19	10,229	20
Due after ten years	18,019	32	17,800	32	17,490	32	17,094	32	16,154	31

Subtotal	40,449	73	40,478	73	40,148	73	40,244	75	38,817	75
Mortgage and asset-backed	15,118	27	14,635	27	14,536	27	13,272	25	12,737	25

Total fixed maturities	$55,567	100%	$55,113	100%	$54,684	100%	$53,516	100%	$51,554	100%

(1)

Includes $6,191 million of residential mortgage-backed and asset-backed securities, of which $2,125 million were investment grade securities collateralized by sub-prime loans as of June 30, 2007. Details are included below.

Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Loans as of June 30, 2007:	Estimated Fair Value by Year of Loan Origination
Rating	2005 and Prior	First Half 2006	Second Half 2006	2007	Total

AAA	$423	$104	$219	$129	$875
AA	203	83	40	191	517

Subtotal	626	187	259	320	1,392
A	399	219	—	—	618
BBB	112	3	—	—	115

Total mortgage-backed and asset-backed securities collateralized by sub-prime loans	$1,137	$409	$259	$320	$2,125

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do have $10 million of mezzanine CDOs. We do not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,333	26%	$2,303	27%	$2,321	28%	$2,372	29%	$2,359	29%
South Atlantic	1,967	22	1,870	22	1,798	21	1,721	21	1,703	21
Middle Atlantic	1,122	13	1,124	13	1,115	13	1,117	14	1,105	14
East North Central	860	10	858	10	835	10	829	10	835	10
Mountain	764	9	821	10	815	10	759	9	718	9
West South Central	369	4	344	4	357	4	331	4	365	4
West North Central	551	7	549	7	535	7	531	6	473	6
East South Central	293	3	292	3	280	3	306	4	303	4
New England	553	6	360	4	311	4	224	3	219	3

Subtotal	8,812	100%	8,521	100%	8,367	100%	8,190	100%	8,080	100%

Allowance for losses	(18)		(17)		(15)		(14)		(15)
Unamortized fees and costs	4		4		5		6		7

Total	$8,798		$8,508		$8,357		$8,182		$8,072

Property Type
Office	$2,463	28%	$2,364	28%	$2,319	28%	$2,334	29%	$2,349	29%
Industrial	2,315	26	2,258	27	2,211	26	2,184	27	2,174	27
Retail	2,369	27	2,238	26	2,203	26	2,158	26	2,089	26
Apartments	962	11	972	11	987	12	995	12	976	12
Mixed use/other	703	8	689	8	647	8	519	6	492	6

Subtotal	8,812	100%	8,521	100%	8,367	100%	8,190	100%	8,080	100%

Allowance for losses	(18)		(17)		(15)		(14)		(15)
Unamortized fees and costs	4		4		5		6		7

Total	$8,798		$8,508		$8,357		$8,182		$8,072

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,684	42%	$3,583	42%	$3,557	43%	$3,545	43%	$3,491	43%
$5 million but less than $10 million	2,039	23	1,944	23	1,885	23	1,845	23	1,870	23
$10 million but less than $20 million	1,636	19	1,674	20	1,638	19	1,640	20	1,537	19
$20 million but less than $30 million	490	5	461	5	507	6	558	7	548	7
$30 million and over	963	11	859	10	781	9	603	7	635	8

Subtotal	8,812	100%	8,521	100%	8,368	100%	8,191	100%	8,081	100%

Net premium/discount	—		—		(1)		(1)		(1)

Total	$8,812		$8,521		$8,367		$8,190		$8,080

	June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$17		$15		$14		$15		$30
Provisions	1		2		1		—		—
Releases	—		—		—		(1)		(15)

Ending balance	$18		$17		$15		$14		$15

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable(1)	$792	$774	$1,566	$778	$724	$720	$708	$2,930
Fixed maturities—non-taxable	26	25	51	28	32	31	31	122
Commercial mortgage loans	134	130	264	127	125	136	119	507
Equity securities	7	7	14	3	6	7	7	23
Other investments	22	10	32	19	9	12	11	51
Policy loans	36	34	70	34	32	32	30	128
Restricted investments held by securitization entities	—	—	—	—	—	—	7	7
Cash, cash equivalents and short-term investments	32	27	59	35	23	20	17	95

Gross investment income before expenses and fees	1,049	1,007	2,056	1,024	951	958	930	3,863
Expenses and fees	(25)	(23)	(48)	(21)	(19)	(18)	(18)	(76)

Net investment income	$1,024	$984	$2,008	$1,003	$932	$940	$912	$3,787

Annualized Yields
Fixed maturities—taxable(1)	6.0%	5.9%	5.9%	6.1%	5.8%	5.8%	5.7%	5.8%
Fixed maturities—non-taxable	4.6%	4.8%	4.7%	4.8%	4.7%	4.5%	4.4%	4.7%
Commercial mortgage loans	6.2%	6.2%	6.2%	6.1%	6.2%	6.9%	6.3%	6.4%
Equity securities	16.1%	15.2%	15.6%	8.0%	15.9%	16.1%	12.3%	12.3%
Other investments	10.0%	5.4%	8.0%	12.2%	6.7%	10.3%	10.5%	9.9%
Policy loans	9.2%	9.0%	9.0%	9.0%	8.5%	9.1%	8.8%	8.9%
Restricted investments held by securitization entities	—	—	—	—	—	—	8.2%	5.1%
Cash, cash equivalents and short-term investments	5.0%	4.6%	4.6%	5.8%	4.0%	3.6%	3.6%	4.3%

Gross investment income before expenses and fees	6.0%	5.9%	6.0%	6.1%	5.8%	5.9%	5.8%	5.9%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.9%	5.8%	5.9%	6.0%	5.7%	5.8%	5.7%	5.8%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other investments, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

(1)

Includes a $22 million adjustment in the fourth quarter of 2006 reflecting imputed investment income related to reinsurance assumed in our payment protection business previously reflected as risk transfer and adjusted in the fourth quarter of 2006 to reflect deposit accounting.

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
GAAP Basis ROE
Net income for the twelve months ended (1)	$1,388	$1,318	$1,328	$1,262	$1,265
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$12,183	$12,046	$11,987	$11,876	$11,716
GAAP Basis ROE (1) divided by (2)	11.4%	10.9%	11.1%	10.6%	10.8%

Operating ROE
Net operating income for the twelve months ended (1)	$1,343	$1,320	$1,317	$1,253	$1,259
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$12,183	$12,046	$11,987	$11,876	$11,716
Operating ROE (1) divided by (2)	11.0%	11.0%	11.0%	10.6%	10.7%

(1)	The twelve months ended information is derived by adding the four quarters of net income and net operating income from page 10 herein.

(2)	Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income, but including equity related to discontinued operations, for the most recent five quarters.

	Six months ended	Three months ended
Quarterly Average ROE	June 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
GAAP Basis ROE
Net income for the three months ended (3)	$711	$387	$324	$373	$304	$317
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (4)	$12,265	$12,311	$12,185	$12,158	$12,060	$11,858
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	11.6%	12.6%	10.6%	12.3%	10.1%	10.7%

Operating ROE
Net operating income for the three months ended (3)	$691	$351	$340	$355	$297	$328
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (4)	$12,265	$12,311	$12,185	$12,158	$12,060	$11,858
Annualized Operating Quarterly Basis ROE (3) divided by (4)	11.3%	11.4%	11.2%	11.7%	9.9%	11.1%

(3)	Net income and net operating income from page 10 herein.

(4)	Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income, but including equity related to discontinued operations, for the most recent three quarters.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

		2007		2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$495	$489	$984	$446	$493	$483	$436	$1,858
Total revenues (2)	$2,765	$2,710	$5,475	$2,657	$2,615	$2,571	$2,442	$10,285

Expense ratio (1) divided by (2)	17.9%	18.0%	18.0%	16.8%	18.9%	18.8%	17.9%	18.1%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$495	$489	$984	$446	$493	$483	$436	$1,858
Less managed money	65	60	125	53	38	39	37	167
Less payment protection insurance business	183	181	364	142	187	182	172	683
Less expenses related to reorganization(a)	—	8	8	—	—	—	—	—

Adjusted acquisition and operating expenses, net of deferrals (3)	$247	$240	$487	$251	$268	$262	$227	$1,008

Total revenues	$2,765	$2,710	$5,475	$2,657	$2,615	$2,571	$2,442	$10,285
Less managed money	82	76	158	65	46	47	41	199
Less payment protection insurance business	363	357	720	273	340	352	319	1,284
Less net investment gains (losses)	(51)	(19)	(70)	8	(6)	(49)	(22)	(69)

Adjusted total revenues (4)	$2,371	$2,296	$4,667	$2,311	$2,235	$2,221	$2,104	$8,871

Adjusted expense ratio (3) divided by (4)	10.4%	10.5%	10.4%	10.9%	12.0%	11.8%	10.8%	11.4%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s managed money and payment protection insurance businesses. The managed money and payment protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses associated with our reorganization announced in the first quarter of 2007.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2007			2006
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,549	$1,511	$3,060	$1,446	$1,505	$1,480	$1,371	$5,802
Less payment protection insurance run-off and Travel Insurance premiums	9	15	24	6	22	37	25	90
Less retirement income—spread-based premiums	151	154	305	146	210	200	180	736
Less impact of changes in foreign exchange rates	33	32	65

Core premiums	$1,356	$1,310	$2,666	$1,294	$1,273	$1,243	$1,166	$4,976

Reported premium percentage change from prior year	4.7%	10.2%	7.3%
Core premium percentage change from prior year	9.1%	12.3%	10.7%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums on run-off and Travel Insurance blocks in our payment protection insurance business, premiums from our retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

		2007			2006
	(Assets—amounts in billions)	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$72.6	$71.3	$72.6	$71.0	$68.7	$65.5	$66.7	$71.0
	Subtract:
	Securities lending	2.2	2.2	2.2	2.3	1.6	0.9	1.6	2.3
	Unrealized gains (losses)	(0.2)	1.0	(0.2)	1.2	0.6	(0.7)	0.2	1.2
	Derivative counterparty collateral	0.1	0.3	0.1	0.4	0.4	0.2	0.3	0.4

	Adjusted end-of-period invested assets	$70.5	$67.8	$70.5	$67.1	$66.1	$65.1	$64.6	$67.1

(A)	Average Invested Assets used in Reported Yield	$69.2	$67.5	$68.5	$66.6	$65.6	$64.8	$64.5	$65.6
	Subtract: limited partnership investments (average balance)	0.3	0.2	0.2	0.2	0.2	0.1	0.1	0.2

(B)	Average Invested Assets used in Core Yield Calculation	68.9	67.3	68.3	66.4	65.4	64.7	64.4	65.4
	Subtract: portfolios supporting floating and short-term products	13.4	12.2	12.9	11.0	10.4	10.0	9.1	10.2

(C)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$55.5	$55.1	$55.4	$55.4	$55.0	$54.7	$55.3	$55.2

	(Income - amounts in millions)

(D)	Reported - Net Investment Income	$1,024	$984	$2,008	$1,003	$932	$940	$912	$3,787
	Subtract certain investment items(1)	46	29	75	54	9	38	27	128

(E)	Core Net Investment Income	978	955	1,933	949	923	902	885	3,659
	Subtract: investment income from portfolios supporting floating and short-term products	196	180	376	165	147	139	120	571

(F)	Core Net Investment Income (excl. Floating and Short-Term)	$782	$775	$1,557	$784	$776	$763	$765	$3,088

(D)/(A)	Reported Yield	5.9%	5.8%	5.9%	6.0%	5.7%	5.8%	5.7%	5.8%
(E)/(B)	Core Yield	5.7%	5.7%	5.7%	5.7%	5.6%	5.6%	5.5%	5.6%
(F)/(C)	Core Yield (excl. Floating and Short-Term)	5.6%	5.6%	5.6%	5.7%	5.6%	5.6%	5.5%	5.6%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Includes bond calls, prepayments, limited partnership income, commercial mortgage loan loss reserve adjustments and other items. This amount also includes a $22 million reclassification in the fourth quarter of 2006 reflecting imputed investment income related to certain reinsurance assumed in our payment protection insurance business reclassified from reinsurance accounting to the deposit method of accounting.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P rating	Moody’s rating	Fitch rating
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA
Private Residential Mortgage Insurance Corporation	Not rated	Aa2	AA
Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated	Not rated

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “S.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL, INC.

2Q 2007 FINANCIAL SUPPLEMENT

Industry Ratings (Continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating "P1" is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that ‘‘AA’’ (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The ‘‘AA’’ rating category is the second-highest of eight financial strength rating categories, which range from ‘‘AAA’’ to ‘‘D.’’ The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the ‘‘AAA’’ category or to ratings below the ‘‘CCC’’ category. Accordingly, the ‘‘AA’’ and ‘‘AA-’’ ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

DBRS states that long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

On April 4, 2007, A.M. Best upgraded Continental Life Insurance Company from an “A-” to “A.” In addition, the outlook was changed from positive to stable.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers. It has a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

alicia.charity@genworth.com

Linnea Olsen, 804-662-2536

linnea.olsen@genworth.com